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                                                                    Exhibit 23.1


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements (Form S-8, Nos. 333-56300, 333-52280 and 333-64748) and in the Registration
Statement (Form S-3, No. 333-24147) of PRIMEDIA Inc. of our report dated September 28, 2001, relating to the consolidated financial statements of the Publishing business of emap, Inc., acquired by PRIMEDIA Inc., included in this Form 8-K/A.




/s/ PricewaterhouseCoopers,  LLP

Century City, California
November 7, 2001